Exhibit 99.1

Worksport, Ltd. Presenting at the Benzinga Global Small Cap Conference

Detroit, MI – May 6, 2021 — Worksport Ltd (OTC: WKSP) (or the “Company”) will be presenting at the Benzinga Global Small Cap Conference, taking place on May 13-14, 2021. We invite our shareholders and all interested parties to explore investment opportunities within the global small cap space.

Sign up to get a free spectator pass for the event: https://www.benzinga.com/events/small-cap/global/

And ICYMI, Worksport officially signed a lease agreement for its new Canadian manufacturing facility, located in Mississauga, Ontario, Canada – just outside of Toronto. This move signifies a major step to augmenting the Company’s path. Once Worksport has its Canadian manufacturing footprint established, it will be able to further explore new opportunities previously out of reach, propelling Worksport™ to new heights and a bright future.

About the Benzinga Global Small Cap Conference

The Benzinga Global Small Cap Conference bridges the gap between Small Cap companies, investors, and traders. Learn about small cap investing with clearly defined educational modules, take a look at a curated group of small cap investment opportunities, and connect with the global small cap audience in an intimate, virtual setting.

For more information and/or to register for the conference please visit: https://www.benzinga.com/events/small-cap/global/

We look forward to seeing you there.

To stay up-to-date on all the latest Worksport news… investors, shareholders, and supporters are encouraged to follow the company’s social media accounts on Twitter, Facebook, LinkedIn, and Instagram, as well as sign up for the company’s newsletters at www.worksport.com and http://www.goterravis.com/. Worksport will continue to update investors, shareholders, and supporters to maintain the highest level of disclosure and information dissemination as Worksport continues to grow and develop at a very rapid pace.

About Worksport Ltd.

Worksport Ltd. (currently OTCQB: WKSP) develops and manufactures high quality, modular, attractively priced tonneau covers and solar-powered systems for light-duty trucks such as the Sierra, Silverado, Canyon, RAM, Ford F-Series, et al. as well as consumer adventures & emergency/ disaster-recovery purposes, where portable energy is a necessity. The modular, redefining Worksport TerraVis™ tonneau cover system is being mindfully designed for the jobsite contractor and off-road, light-duty trucker - for work and play - to sustainably supply extra energy for those additional miles. Its allied TerraVis COR™ mobile energy storage system (ESS), expected to launch by end of 2021, will be another redefining product targeted for vacationers, second-home owners, and campers. Plans are also being constructed to address the dire adoption & scaling needs of the EV markets with grid micro-charging stations to provide convenience and efficiency in recharging to smaller form-factor EVs. For more information, please visit www.worksport.com and www.goterravis.com.

Connect with Worksport:

LinkedIn

Facebook

Twitter

Instagram

For additional information, please contact:

Faran Ali

Business Development Manager

Worksport Ltd

T: 1-(888) 506-2013

E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this press release relating to the view of management of the Company concerning its business strategy, an up listing to a national exchange, future operating results and liquidity and capital resources outlook. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results. No Stock Exchange or Regulation Services Provider accepts responsibility for the adequacy or accuracy of this release.